UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 12, 2007

                                   Cosi, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

          Delaware                  000-50052                  06-1393745
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(State or Other Jurisdiction      (Commission                (IRS Employer
      of Incorporation)           File Number)             Identification No.)

1751 Lake Cook Road, 6th Floor; Deerfield, Illinois              60015
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(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code: (847) 444-3200


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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02      Departure of Directors or Principal Officers; Election of
               Directors; Appointment of Principal Officers.

      On December 12, 2007, the Board of Directors (the "Board") of Cosi, Inc. (the "Company") appointed Karl S. Okamoto to the Board as an independent director. Professor Okamoto is currently the Director of the Program in Business & Entrepreneurship Law and Associate Professor of Law at the Drexel University College of Law in Philadelphia, Pennsylvania. He also currently serves on the Advisory Board of the Center for Corporate Governance at the Drexel University LeBow College of Business and has several years of experience, both in investments and in the legal field, as well as a broad knowledge of growth organizations. At this time, Mr. Okamoto has not been appointed to any committees of the Board and there are no fixed expectations to appoint him to any particular committee.

      Mr. Okamoto will receive compensation for his services on the Board in accordance with the Company's standard compensatory arrangement for non-employee directors, including an annual retainer of $10,000, a per meeting fee of $2,000 and an annual stock grant equal to $25,000 under the Amended and Restated Cosi, Inc. Non-Employee Director Stock Incentive Plan. The annual retainer and annual stock grant will be prorated for Mr. Okamoto's service on the Board for the period through the 2008 annual shareholders' meeting.

      A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 (c). Exhibits.

     99.1      Press Release of Cosi, Inc., dated December 17, 2007.

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   Cosi, Inc.


Date: December 17, 2007

                                      /s/ William E. Koziel
                                   ---------------------------------------------
                                   Name:  William E. Koziel
                                   Title: Chief Financial Officer

                                  EXHIBIT INDEX

                                                                 Paper (P) or
 Exhibit No.                      Description                   Electronic (E)
------------    -------------------------------------------    ----------------
     99.1       Press Release of Cosi, Inc., dated December           E
                17, 2007.